Steve Blank, Senior Vice President, CFO and Treasurer February 7, 2012 2012 Credit Suisse Energy Summit 1 Exhibit 99.1

Statements contained in this presentation that state management’s expectations or predictions of the future are forward-looking statements as defined by federal securities law. The words “believe,” “expect,” “should,”
“targeting,” “estimates,” and other similar expressions identify forward-
looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements.  We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s and NuStar GP
Holdings, LLC’s respective annual reports on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission and available on NuStar’s websites at www.nustarenergy.com and
www.nustargpholdings.com.
Forward Looking Statements

NuStar Overview 3

NuStar Energy L.P. (NYSE: NS) is
a leading publicly traded
partnership with a market
capitalization of approximately
$4.2 billion and an enterprise
value of approximately $6.6 billion
NuStar GP Holdings, LLC (NYSE:
NSH) holds the 2% general
partner interest, incentive
distribution rights and 14.3% of the
common units in NuStar Energy
L.P.  NSH has a market
capitalization of around $1.4 billion
Two Publicly Traded Companies
NS NSH
IPO Date 4/16/2001 7/19/2006
Unit Price (01/31/12) $58.79 $33.65
Annualized Distribution/Unit $4.38 $1.98
Yield (01/31/12) 7.45% 5.88%
Market Capitalization $4,159 million $1,432 million
Enterprise Value $6,626 million $1,441 million
Credit Ratings – Moody’s Baa3/Stable n/a
S&P BBB-/Stable n/a
Fitch BBB-/Negative n/a
82.3%
Membership Interest
83.7%
L.P. Interest
Public Unitholders
35.0 Million NSH Units
Public Unitholders
60.4 Million NS Units
17.7%
Membership
Interest
2.0% G.P. Interest
14.3% L.P. Interest
Incentive Distribution Rights
William E. Greehey
7.6 Million NSH Units
NYSE:  NSH
NYSE: NS

NuStar

Canada
Mexico
WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
NH
MA
CT
NJ
DE
MD
Caribbean
Netherlands
St. Eustatius
Ukraine
Russia
Romania
Bulgaria
Georgia
Turkey
Syria
Iraq
Iran
Norway
Scotland
Denmark
Ireland
England
Germany
Belgium
France
LEGEND
Headquarters/International Office
NuStar Energy L.P. Refined Product Terminals
Third-Party Leased Asphalt Terminal
Nustar Asphalt Terminal
Crude Oil Storage Facilities
Crude Oil Storage Tanks
Asphalt Refinery
Fuels Refinery
Origin/Termination Points
Central West Crude Oil Pipelines System
Central West Refined Products Pipelines System
Single-Use Refined Product Pipelines
North Refined Products Pipelines System
East Refined Products Pipelines System
Ammonia Pipelines System

Large and Diverse Geographic Footprint
with Assets in Key Locations
Asset Stats:
Operations in  the U.S.,
Canada, Mexico, the
Netherlands, including St.
Eustatius in the Caribbean,
the United Kingdom and
Turkey.
Own 89 terminal and
storage facilities
Approximately 98 million
barrels of storage capacity
8,417 miles of crude oil and
refined product pipelines
2 asphalt refineries and a
fuels refinery capable of
processing 118,500 bpd of
crude oil

46%
34%
20%
Percentage of Full Year 2011
Segment Operating Income
Approximately 80% of NuStar Energy’s 2011 segment operating income came from fee-based transportation and storage segments
Storage: 46%
Transportation: 34%
Refined Product Terminals
Crude Oil Storage
Refined Product Pipelines*
Crude Oil Pipelines
Asphalt & Fuels Marketing: 20%
Asphalt Operations
Fuels Marketing Operations
Product Supply, Crude Oil Trading, Bunkering
and Fuel Oil Marketing
San Antonio Refinery
Diversified Operations from Three
Business Segments
*  Includes primarily distillates, gasoline, propane, jet fuel, ammonia and other light products.  Does not include natural gas.

$2.40*
$2.75
$2.95
$3.20
$3.37
$3.60
$3.84
$4.09
$4.25
$4.28
$4.36
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

$1.28 *
$1.38
$1.58
$1.73
$1.87
$1.98
2006
2007
2008
2009
2010
2011

Distributions for both NS and NSH have grown every year since IPO’s..
should continue to grow distribution in the future
NS Distribution ($ per Unit) NSH Distribution ($ per Unit)
~6.2% CAGR
~9.1% CAGR
* Annualized Distribution

Storage Segment Overview 8

Outlook
2012 segment EBITDA expected to be higher than 2011
St. James, LA storage expansion project completed in
3rd
quarter of 2011
should provide a full year’s benefit to results in 2012
Expect to complete additional internal growth projects in St. James, Texas City and
St. Eustatius during 2012
1 – Please see slide 31 for a reconciliation of Storage Segment EBITDA to its most directly comparable GAAP measure, Operating Income
Storage Segment EBITDA
($ in
Millions)¹
Storage Contract Renewals (% of Revenues)
Storage Segment EBITDA
expected to continue to increase

< 1 Year 1 to 3 Years 3 to 5 Years > 5 Years
24%
47%
12%
17%
2006 2007 2008 2009 2010 2011
$162
$177
$208
$242
$256
$281

Storage expansion continues at our
St. James, Louisiana Terminal
St. James Terminal

St. James Third-Party Expansion – Phase 2
Should be similar in size and cost to Phase 1 project
Phase 1 project 3.2 million barrels at a cost of $140 million
Most tankage should be crude storage
Expected in-service early 2013

Have begun the construction of a unit train
offloading facility at our St. James facility
Entered into an agreement with two subsidiaries of EOG Resources, Inc.
EOG is a large independent oil and natural gas company
Proved reserves in the United States, Canada, the UK and China
Project description:
New rail and unit train offloading facilities jointly developed by NuStar and two EOG Resources, Inc. subsidiaries
Facility will be equipped to handle at least one 70,000-barrel train per day
Two new storage tanks with a combined capacity of 360,000 barrels
Costs and completion dates:
Project expected to be completed and in service 2nd quarter 2012
NuStar’s share of the costs should be approximately $35 million

In the process of constructing new tanks for
distillate service at our St. Eustatius terminal
Constructing one million barrels of new storage for distillate service
Customer is a large national oil company
Projected cost around $50 million
Expected in-service 4th quarter 2012
Currently evaluating a major expansion project at the St. Eustatius terminal

Transportation Segment Overview 13

Transportation Segment EBITDA ($ in Millions)¹
Pipeline Receipts by Commodity
Growth in Eagle Ford Shale should lead to future
growth in Transportation Segment EBITDA
Gasoline
29%
Other*
13%
*Other includes ammonia, jet fuel, propane, naphtha
and light end refined products
Crude Oil
40%
Distillate
18%
Outlook
2012 segment EBITDA expected to be higher than 2011
2012 results should receive a full year benefit from two Eagle Ford shale crude pipeline internal growth projects brought on-line during 2011
Throughputs projected to increase in 2012 primarily as a result of 2011 internal growth projects

2006 2007 2008 2009 2010 2011
$170
$176
$186
$190
$199
$197
1 – Please see slide 31 for a reconciliation of Transportation Segment EBITDA to its most directly comparable GAAP measure, Operating Income

Shale Formations
Bakken Shale Formation
Niobrara Shale Formation
Granite Wash
Barnett Shale Formation
Eagle Ford - Oil Window
Eagle Ford - Wet Gas Window
Eagle Ford - Dry Gas Window
Canada
MT
ND
SD
WY
NE
NV
UT
CO
KS
MN
WI
MI
IA
IL
IN
OH
PA
NY
MO
OK
AR
TX
LA
Blue Island
St. James
CC North Beach
0 100 200 400 Miles
NuStar Pipelines
1 - Colorado Crude Gath System
2 - Wichita Falls Crude
3 - Southlake Pipeline
4 - Ardmore Crude
5 - Houston Pipeline
6 - Three Rivers to Tribble Lane
7 - Corpus - 3 Rivers Crude PL
8 - Corpus Christi Chemical PL
9 - CC - ODEM - 3 Rivers PL
Pettus
3 Rivers
McMullen
Karnes
DeWitt
Victoria
Refugio
Jim Wells
Nueces
1
2
3
4
5
6
7
8
9

Various shale formations could provide
growth opportunities
Key shale formations located in NuStar’s Mid-Continent and Gulf
Coast regions, include the Eagle Ford, Bakken, Granite Wash,
Barnett, and Niobrara

NuStar has modified existing pipeline assets
and plans to construct new pipeline assets
for Valero in Eagle Ford Shale
Reversed an existing 8-inch refined products pipeline
Line moved products from Corpus Christi to Three Rivers
Placed in crude oil service after September 2011 reversal
Capital spending required to reverse the line around $2 million
NuStar also plans to build 55 miles of new 12-inch pipeline that will connect to existing NuStar pipeline segments
Expect to move crude and condensate from Corpus Christi to Valero’s Three
Rivers refinery
Projected cost $60 to $70 million
Expected to be in service in the 3  quarter of 2012

rd

NuStar

Guadalupe
Colorado
Uvalde
Medina
Bexar
Gonzales
Lavaca
Wharton
Wilson
DeWitt
Jackson
Zavala
Frio
Atascosa
Karnes
Victoria
Goliad
Dimmit
Calhoun
La Salle
McMullen
Live Oak
Bee
Refugio
Aransas
San Patricio
Webb
Duval
Jim Wells
Nueces
Kleberg
Legend
EFS Oil Window
EFS Wet Gas Window
EFS Dry Gas Window
0
10
20
40 Miles

Plan to modify existing pipeline assets
and construct new pipeline assets
for Valero in Eagle Ford Shale
New NuStar Pipeline
Existing NuStar Pipeline
Valero
West Plant
CORPUS CHRISTI
THREE RIVERS
REFINERY
8” line
12” line

Plan to develop new pipeline systems in the
Eagle Ford Shale

TexStar plans to construct a pipeline that transports crude and condensate to Three
Rivers, TX
Pipeline should be interconnected with a new storage facility to be constructed at Three
Rivers, TX by NuStar
.
Plan to connect the storage facility to NuStar’s existing 16-inch pipeline that can transport 200,000 BPD to NuStar’s Corpus Christi North Beach storage terminal
Currently evaluating others pipeline projects in South Texas with several major oil companies
Project expected to be in-service
4th
quarter 2012

NuStar

Uvalde
Medina
Bexar
Guadalupe
Gonzales
Colorado
Lavaca
Wilson
Wharton
DeWitt
Jackson
Zavala
Frio
Atascosa
Karnes
3rd party pipeline
Victoria
Goliad
Dimmit
Calhoun
Bee
La Salle
McMullen
Live Oak
Refugio
Aransas
San Patricio
Webb
Duval
Jim Wells
Nueces
Kleberg
Legend
EFS Oil Window
EFS Wet Gas Window
EFS Dry Gas Window
0 10 20 40 Miles

Plan to develop a new pipeline system in the
Eagle Ford Shale as a result of a Letter of Intent
entered into with TexStar in the 2nd Quarter of 2011
Potential New 3    Party
Pipeline
Existing NuStar Pipeline
Potential New Storage Facility
NORTH BEACH
OAKVILLE
16” line

rd

NuStar

Guadalupe
Uvalde
Medina
Bexar
Gonzales
Colorado
Lavaca
Wharton
Wilson
DeWitt
Jackson
Zavala
Frio
Atascosa
Karnes
Goliad
Dimmit
Calhoun
Bee
Refugio
La Salle
McMullen
Live Oak
Aransas
San Patricio
Webb
Duval
Jim Wells
Nueces
Kleberg
Legend
EFS Oil Window
EFS Wet Gas Window
EFS Dry Gas Window
0 10 20 40 Miles

Pursuing additional projects in the Eagle Ford Shale to
better utilize Houston 12” line and idle 8” line out of Pettus
Potential New NuStar
Pipeline
Existing NuStar Pipeline
Potential New Storage Facility
NORTH BEACH
OAKVILLE
16” line
PETTUS
Underutilized Existing NuStar Pipeline
8” line
12” line

Asphalt & Fuels Marketing Segment Overview 21

Despite weaker than expected Asphalt  demand
Asphalt & Fuels Marketing Segment  2011 EBITDA
comparable to 2010
Outlook
2012 segment results expected to be higher than 2011
U.S. asphalt demand projected to continue to be weak in 2012
Asphalt operations margins for 2012 forecasted to improve over 2011
2012 projections include a full year of results from the San Antonio refinery
Asphalt & Fuels Marketing Segment EBITDA ($ in Millions)¹

2006 2007 2008 2009 2010 2011
$27
$22
$127
$80
$111
$108
1 – Please see slide 31for a reconciliation of Asphalt & Fuels Marketing Segment EBITDA to its most directly comparable GAAP measure,
Operating Income

Financial Overview 23

2011 Financial Results
2011 Full Year Distributable Cash Flow available to limited partners, EBITDA and
Operating Income higher than 2010
Distributable Cash Flow available to limited to partners increased from $281 million to $308 million
EBITDA increased from $483 million to $490 million
Operating income increased from $303 million to $314 million
December 31, 2011 Debt  balance $2.3 billion
Debt to capitalization ratio 44.5%

– Please see slide 32 for a reconciliation of Distributable Cash Flow available to limited partners and EBITDA to their most comparable GAAP measures.

2009 2010 2011 Estimate
$164
$262
$294
2009 - 2011 Internal Growth Project Spending
Internal Growth Project Spending continues to
grow…..2012 internal growth spending should be
in the $350 to $400 million range
(
Dollars in Millions)

$0
$250
$500
$750
$1,000
2011 2012 2013 2018 2020 2038-2041
$456
$350
$33
Misc. Note UK Term Loan
GO Zone Financing Senior Public Notes
Revolver
$1
$840
$480
$350
$450
$365
Debt Maturity Profile
Debt Maturities as of September 30, 2011
(Millions $)

Debt structure approximately 50% fixed rate – 50% variable rate
As of January 31st
, 2012 revolver balance $320 million
2012 total maturities as of January
31st
~ $700 million

2012 Financing Plan
Recently closed on $250 Million bond issuance
Coupon 4.75%, bonds mature February 2022
Proceeds initially used to paydown revolver balance, eventually used to pay off
$250 million February 2012 bond maturity
$100 million bond matures in July
Plan to refinance with borrowings under the revolver
Refinance $1.2 billion revolver (matures December 2012) by end of second quarter 2012
At time of refinancing may upsize to $1.5 billion
Refinance $30 million NuStar GP Holdings revolver in second quarter 2012 (matures
July 2012)
Refinance 21 million pound UK Term Loan in the fourth quarter 2012 (matures December
2012)

High quality, large and diverse asset footprint supporting energy infrastructure both in the U.S. and internationally
Contracted fee-based storage and transportation assets provide stable cash flows, delivering approximately 80% of 2011 segment operating income
Diverse and high quality customer base composed of large integrated oil companies, national oil companies and refiners
Strong balance sheet, credit metrics and commitment to maintain investment grade credit ratings
Experienced and proven management team with substantial equity ownership and industry experience
Recognized nationally for safety and environmental record as well as one of the best places to work
Successfully raised $311 million of equity in December 2011
NuStar Highlights

29

Appendix 30

Reconciliation of Non-GAAP Financial
Information - Segmental

(Unaudited, Dollars in Thousands)
The following is a reconciliation of operating income to EBITDA for the Storage Segment:
2006 2007 2008 2009 2010 2011
Operating income 108,486 $           114,635 $                     141,079 $                     171,245 $             178,947 $           193,395 $
Plus depreciation and amortization expense 53,121                 62,317                           66,706                           70,888                   77,071                 87,737
EBITDA 161,607 $           176,952 $                     207,785 $                     242,133 $             256,018 $           281,132 $
The following is a reconciliation of operating income to EBITDA for the Transportation Segment:
2006 2007 2008 2009 2010 2011
Operating income 122,714 $           126,508 $                     135,086 $                     139,869 $             148,571 $           145,613 $
Plus depreciation and amortization expense 47,145                 49,946                           50,749                           50,528                   50,617                 51,175
EBITDA 169,859 $           176,454 $                     185,835 $                     190,397 $             199,188 $           196,788 $
The following is a reconciliation of operating income to EBITDA for the Asphalt and Fuels Marketing Segment:
2006 2007 2008 2009 2010 2011
Operating income 26,815 $             21,111 $                        112,506 $                     60,629 $                90,861 $             85,229 $
Plus depreciation and amortization expense -                        423                                 14,734                           19,463                   20,257                 22,636
EBITDA 26,815 $             21,534 $                        127,240 $                     80,092 $                111,118 $           107,865 $
NuStar Energy L.P. utilizes a financial measure, EBITDA, that is not defined in United States generally accepted accounting principles. Management uses this financial measure because it is a widely accepted financial indicator used by investors to compare partnership performance. In addition, management believes that this measure provides investors an enhanced perspective of the operating performance of the partnership's assets. EBITDA is not intended nor presented as an alternative to operating income. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with United
States generally accepted accounting principles.
EBITDA in the following reconciliations relate to our operating segments. For purposes of segment reporting we do not allocate general and administrative expenses to our reported operating segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the following reconciliations exclude any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure.
Year Ended December 31,
Year Ended December 31,
Year Ended December 31,
Our independent registered public accounting firm has not completed its audit of NuStar Energy's financial statements for the year ended December 31, 2011. As a result, the financial results for the full year ended December 31, 2011, which appear below, are subject to change.

Reconciliation of Non-GAAP Financial
Information - Consolidated

(Unaudited, Dollars in Thousands)
The following is a reconciliation of net income to EBITDA and distributable cash flow:
2011 2010
Net income 221,601 $                     238,970 $
  Plus interest expense, net 83,681                           78,280
  Plus income tax expense 16,879                           11,741
  Plus depreciation and amortization expense 168,286                         153,802
EBITDA 490,447                         482,793
  Less equity in earnings of joint venture (11,458)                          (10,500)
  Less interest expense, net (83,681)                          (78,280)
  Less reliability capital expenditures (50,339)                          (54,031)
  Less income tax expense (16,879)                          (11,741)
  Plus distributions from joint venture 14,374                           9,625
  Mark-to-market impact on hedge transactions (a) 456                                 (17,640)
  Contingent loss adjustment 3,250                             -
  Other non-cash items 5,093                             -
Distributable cash flow 351,263 $                     320,226 $
EBITDA 490,447 $                     482,793 $
EBITDA attributable to noncontrolling interest 415                                 -
EBITDA attributable to NuStar Energy L.P. 490,032 $                     482,793 $
Distributable cash flow 351,263 $                     320,226 $
Distributable cash flow attributable to noncontrolling interest 441                                 -
Distributable cash flow attributable to NuStar Energy L.P. 350,822 $                     320,226 $
General partner's interest in distributable cash flow 42,956                           39,531
Limited partners' interest in distributable cash flow 307,866 $                     280,695 $
a)
NuStar Energy L.P. utilizes two financial measures, EBITDA and distributable cash flow, which are not defined in United States generally accepted accounting principles.
Management uses these financial measures because they are widely accepted financial indicators used by investors to compare partnership performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the partnership's assets and the cash that the business is generating. Neither EBITDA nor distributable cash flow are intended to represent cash flows for the period, nor are they presented as an alternative to net income. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with United States generally accepted accounting principles.
Year Ended December 31,
Our independent registered public accounting firm has not completed its audit of NuStar Energy's financial statements for the year ended December 31, 2011. As a result, the financial results for the full year ended December 31, 2011, which appear below, are subject to change.
Distributable cash flow excludes the impact of unrealized mark-to-market gains and losses that arise from valuing certain derivative contracts, as well as the associated hedged inventory. The gain or loss associated with these contracts is realized in distributable cash flow when the contracts are settled.